                                                                  Exhibit 10(cc)

                             MODIFICATION AGREEMENT


         BY THIS MODIFICATION AGREEMENT, made and entered into as of the 1st day of February, 2001, THREE-FIVE SYSTEMS, INC., a Delaware corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), the banks listed from time to time in the Credit Agreement (defined below) (the "Banks"), and IMPERIAL BANK, a California banking corporation, as administrative agent for the Banks (in such capacity, the "Agent") and as Issuing Bank, confirm and agree as follows:

SECTION 1. RECITALS.

         1.1 Borrower, the Banks and the Agent entered into a Credit Agreement dated January 21, 2000 (as amended from time to time, the "Credit Agreement"), which provides for a revolving line of credit (the "RLC") by the Banks to Borrower in the amount of $25,000,000.00 upon the terms and conditions contained therein. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

         1.2 The RLC is evidenced by two Revolving Promissory Notes executed by Borrower, each payable to the order of a Bank, in the aggregate principal amount of $25,000,000.00 (the "RLC Notes").

         1.3 Borrower, the Banks and the Agent desire to modify the Credit Agreement and the other Credit Documents as set forth herein.

SECTION 2. MODIFICATION OF CREDIT DOCUMENTS.

         2.1 The following definitions in Section 1.1 of the Credit Agreement are hereby amended to read as follows:

                  "Maximum LC Commitment" means Three Million And No/100 Dollars ($3,000,000.00).

                  "RLC Commitment" means Fifteen Million And No/100 Dollars ($15,000,000.00).

                  "RLC Maturity Date" means January 31, 2002.

                  "Tangible Net Worth Minimum" means the sum of $225,000,000.00 as of March 31, 2001, plus for each fiscal quarter thereafter fifty percent (50.0%) of its positive Net Income, less commencing January 1, 2001 any new treasury stock up to $50,000,000.00.

         2.2 Schedule 1.1 of the Credit Agreement is hereby amended to read as attached hereto.
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         2.3 All references in the RLC Notes to January 19, 2001 as the RLC
Maturity Date are hereby amended to read as January 31, 2002.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

         3.1 All references to the Credit Agreement and the RLC Notes in the Credit Documents and the other Credit Documents are hereby amended to refer to the Credit Agreement and the RLC Notes as hereby amended.

         3.2 Borrower acknowledges that the indebtedness evidenced by the RLC Notes is just and owing, that the aggregate balance thereof in the amount of $____________ as of ______________, 2001 is correctly shown in the records of the Banks as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the RLC Notes, according to the terms thereof, as herein modified.

         3.3 Borrower hereby reaffirms to the Banks each of the representations, warranties, covenants and agreements of Borrower set forth in the RLC Notes, the Credit Agreement and all other Credit Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the RLC Notes, the Credit Agreement and the other Credit Documents represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges the Agent, the Banks and their present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that, except as acknowledged above, no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the RLC Notes, the Credit Agreement or any other Credit Document. The preceding representation shall be to the actual knowledge of Borrower with respect to default by the Banks.

         3.5 All terms, conditions and provisions of the RLC Notes, the Credit Agreement and the other Credit Documents are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The RLC Notes, the Credit Agreement and the other Credit Documents, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

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SECTION 4. GENERAL.

         4.1 This Agreement in no way acts as a release or relinquishment of those rights securing payment of the RLC.

         4.2 The modifications contained herein shall not be binding upon the Agent and the Banks until the Agent shall have received all of the following:

                  (a) An original of this Agreement fully executed by the Borrower and the Banks;

                  (b) A renewal fee of $1,000.00 to the Agent; and

                  (c) Such other documents as the Agent and the Banks may reasonably require.

         4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

         4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by the Agent and the Banks in connection herewith, whether or not all of the conditions described in Paragraph
4.2 above are satisfied. The Banks, at their option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Notes, shall be due and payable upon demand.

         4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower, the Banks or the Agent, or in any other action or conduct undertaken by Borrower, the Banks or the Agent on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of the Banks' consent to modify the terms and provisions of the RLC Notes, the Credit Agreement or any other Credit Documents. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by the Banks' or the Agent's execution of this Agreement. Further, the Banks' execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the RLC Notes, the Credit Agreement or any other Credit Document shall require the express written approval of the Banks; no such approval (either express or implied) has been given as of the date hereof.

         4.6 Notwithstanding any prior forbearance, actual or implied, of any nature by the Banks, time is hereby declared to be of the essence hereof, of the RLC, of the RLC Notes, of the Credit Agreement and of all Credit Documents, and the Banks require, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the RLC Notes, of the Credit Agreement and of all other Credit Documents.

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         4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

         4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.

         4.9 This Agreement shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                       THREE-FIVE SYSTEMS, INC., a Delaware
                                       corporation



                                       By: /s/ Jack L. Saltich
                                          --------------------------------------
                                       Name: Jack L. Saltich
                                            ------------------------------------
                                       Title: President, Chief Executive Officer
                                             -----------------------------------

                                                                         COMPANY


                                       THREE-FIVE SYSTEMS, (BEIJING), LTC., a
                                       wholly foreign owned enterprise organized under the laws of the People's Republic of China.



                                       By: /s/ Jeffrey D. Buchanan
                                          --------------------------------------
                                       Name: Jeffrey D. Buchanan
                                            ------------------------------------
                                       Title: Executive Vice President
                                             -----------------------------------


                                       THREE-FIVE SYSTEMS PACIFIC, INC., a
                                       Philippine corporation



                                       By: /s/ Jack L. Saltich
                                          --------------------------------------
                                       Name: Jack L. Saltich
                                            ------------------------------------
                                       Title: President, Chief Executive Officer
                                             -----------------------------------

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                                        THREE-FIVE SYSTEMS LIMITED, a
                                        corporation organized under the laws of
                                        the United Kingdom.



                                        By:  /s/Jeffrey D. Buchanan
                                           ------------------------------------
                                        Name:  Jeffrey D. Buchanan
                                             ----------------------------------
                                        Title:  Executive Vice President, Chief
                                                Financial Officer
                                              ---------------------------------

                                                                    CO-BORROWERS


                                        IMPERIAL BANK, California banking
                                        corporation



                                        By: /s/ Kevin C. Halloran
                                           ------------------------------------
                                        Name:  Kevin C. Halloran
                                             ----------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------------

                                                                  AGENT AND BANK



         The undersigned is a Bank as defined in this Agreement, hereby consents to this Agreement and agrees to deliver its RLC Note to the Agent for cancellation.

                                        MELLON BANK, N.A.



                                        By:   /s/ William R. Murray
                                           ------------------------------------
                                        Name:  William R. Murray
                                             ----------------------------------
                                        Title:  Vice President
                                              ---------------------------------

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                                  SCHEDULE 1.1.

                 PRO RATA SHARE AND NOTICE ADDRESS OF EACH BANK


                      Pro Rata Share:           Imperial

                      RLC Commitment            $15,000,000


Notice Address:

         Imperial:                  Imperial Bank
                                    400 East Van Buren
                                    Suite 900
                                    Phoenix, Arizona  85004
                                    Attention:  Kevin Halloran
                                    Telecopier:  (602) 261-7881